SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 13, 2005
                                                          -------------

                        Rush Financial Technologies, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Texas                       000-24057                78-1847108
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
 of Incorporation)                                           Identification No.)

                13355 Noel Road, Suite 300, Dallas, TX     75240
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code: 972-450-6000


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                        RUSH FINANCIAL TECHNOLOGIES, INC.

                                TABLE OF CONTENTS



                                                                            Page
                                                                            ----

Item 3.02   Sale of Unregistered Equity Securities..........................   3

Item 7.01.  Regulation FD
Disclosure..................................................................   3

Item 9.01.  Financial Statements and Exhibits

            (c) Exhibits....................................................   3

Signature...................................................................   4

Exhibit Index...............................................................   5







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ITEM 3.02.  Sale of Unregistered Equity Securities.

         On May 13, 2005, Registrant closed the sale of an additional 1,086,957 shares of Common Stock to an investment partnership, without commission, for a cash price of $ 0.23 per share. Such issuance was exempt from registration under
Section 4(2) of the Securities Act of 1933. The Subscription Agreement and Warrant Agreement executed with the investment partnership are attached as exhibits hereto.

ITEM 7.01.  Regulation FD Disclosure.

         On May 16, 2005, Rush Financial Technologies, Inc. issued a news release that is attached hereto as Exhibit 99.1. In the news release, the Company announced it has raised $250,000 for its working capital requirements through the issuance of shares of its restricted common stock and warrants.

         This information and Exhibit 99.1 hereto are being furnished, and shall not be deemed to be "filed" with, the SEC. The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

ITEM 9.01.  Financial Statements and Exhibits.

         (c) Exhibits

                  10.25    Subscription Agreement
                  10.26    Warrant Agreement
                  99.1     News Release dated May 16, 2005.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RUSH FINANCIAL TECHNOLOGIES, INC.
                                    (Registrant)

Date:  May 16, 2005                 By: /s/ Dewey M. Moore, Jr.
                                    -------------------------------
                                    Dewey M. Moore, Jr.
                                    Chief Executive Officer









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                                  EXHIBIT INDEX

------------- --------------------------------------------------- -------------
 Exhibit #                     Description                            Page #
------------- --------------------------------------------------- -------------
 10.25 (a)    Subscription Agreement dated May 13, 2005                6
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 10.26 (a)    Warrant Agreement dated May 13, 2005                     11
------------- --------------------------------------------------- -------------
  99.1 (a)    News Release dated May 16, 2005                          18
------------- --------------------------------------------------- -------------

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(a)  filed herewith





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